UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	001-37977 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2017, Avadel Management Corporation, an indirect wholly owned subsidiary of Avadel Pharmaceuticals plc (the "Company"), entered into employment agreements (the "Employment Agreements") with each of the executive officers listed below (the "Executive Officers"). These Employment Agreements supersede and replace any other agreements (the "Prior Agreements") between the Company, Avadel Legacy Pharmaceuticals, LLC, a Delaware limited liability company (and an affiliate of the Company) which was formerly known as Éclat Pharmaceuticals LLC, Flamel Technologies S.A., a French société anonyme, and the Executive Officers.

Employment Agreement with Michael S. Anderson

On August 15, 2017, Avadel Management Corporation (the "Employer"), an indirect wholly owned subsidiary of Avadel Pharmaceuticals plc (the "Company"), entered into an employment agreement with Michael S. Anderson (the "Anderson Employment Agreement") pursuant to which Mr. Anderson will be employed as the Chief Executive Officer of the Employer and the Company.  The Anderson Employment Agreement replaces the employment agreement dated as of May 24, 2016 between Mr. Anderson, on the one hand, and Avadel Legacy Pharmaceuticals, LLC (formerly known as Éclat Pharmaceuticals LLC) and Flamel Technologies S.A. (which merged into the Company on December 31, 2016), on the other hand.

The Anderson Employment Agreement has a one-year term, subject to automatic one-year extensions unless either (i) the Employer or Mr. Anderson gives notice of non-renewal before the end of the applicable term, or (ii) Mr. Anderson reaches the age of seventy-five (75), unless otherwise agreed to by the Board of Directors of the Company.  Pursuant to the Anderson Employment Agreement, Mr. Anderson will receive an annual base salary of $581,946, subject to annual review and increase in the sole discretion of the Employer, and will be eligible to receive an annual bonus of up to 60% of his base salary based on achievement by Mr. Anderson of certain business and individual performance objectives as well as the performance of the Company against its objectives.  Mr. Anderson may be granted equity-based awards under the Company's equity incentive plans or similar programs maintained by the Company in effect from time to time in the discretion of the Company.

The Anderson Employment Agreement provides that the Company will make available to Mr. Anderson an automobile reasonably selected by him and will pay the costs and expenses incidental to the ownership, operation, and maintenance thereof.  Mr. Anderson will also be subject to certain customary covenants relating to confidentiality and non-disparagement as well as non-solicitation of employees, contractors, customers and suppliers.

Under the Anderson Employment Agreement, if Mr. Anderson's employment is terminated, other than within six months before or 18 months after a change in control of either the Employer or the Company, by Mr. Anderson for good reason (as defined in the Anderson Employment Agreement) or by the Company other than for cause (as defined in the Anderson Employment Agreement) or Mr. Anderson reaching the age of seventy-five (including non-renewal by the Company), he will be entitled to a severance payment equal to the sum of (i) 1.5 times his then-current annual base salary; (ii) all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under Company benefit plans, policies and arrangements; and (iii) if Mr. Anderson elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Company will pay the premiums for such coverage (at coverage levels in effect immediately prior to termination) until the earlier of: (A) the expiration of 18 months after the termination of employment or (B) the date he becomes covered under similar plans of any subsequent employer or is otherwise ineligible for COBRA.

If Mr. Anderson's employment is terminated, within six months before or 18 months after a change in control of either the Employer or the Company, by Mr. Anderson for good reason or by the Company other than for cause or Mr. Anderson reaching the age of seventy-five (including non-renewal by the Company), he will be entitled to severance benefits as follows: (i) the Employer will pay Mr. Anderson the amounts provided in items (i) and (iii) in the prior paragraph (such amounts, the "Severance Indemnity") plus (x) his target bonus for the fiscal year in which the change of control occurs, or (y) his target bonus for the fiscal year in which the termination of employment occurs; or (z) his actual bonus during the calendar year prior to the calendar year during which the termination of employment occurs, whichever of (x), (y) or (z) is highest; (ii) the Employer will pay Mr. Anderson the payments described in item (ii) of the prior paragraph; and (iii) upon the later of the change in control or the termination of Mr. Anderson's employment, he shall become immediately vested in full in all outstanding unvested rights under equity awards, including without limitation stock option awards and agreements and unvested or unissued rights to "free shares," restricted share awards and similar rights, to the extent such rights and awards would have vested based solely on his continued employment and the vesting of such rights and awards does not cause any violation of Section 409A of the Internal Revenue Code.

Mr. Anderson's receipt of the Severance Indemnity (whether or not the applicable termination of employment occurs within six months before or 18 months after a change in control of either the Employer or the Company) will be subject to his execution and delivery of a separation and release agreement acceptable to the Company pursuant to which, among other things, he will release all claims against the Company and its affiliates.

The foregoing summary of certain terms of the Anderson Employment Agreement is qualified in its entirety by the terms of the definitive copy thereof which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2017 and is incorporated herein by reference.

Employment Agreement with Sandra Hatten

On August 15, 2017, Avadel Management Corporation (the "Employer"), an indirect wholly owned subsidiary of Avadel Pharmaceuticals plc (the "Company"), entered into an employment agreement with Sandra Hatten (the "Hatten Employment Agreement") pursuant to which Ms. Hatten will be employed as the Senior Vice President, Quality and Regulatory Affairs of the Employer and the Company.  The Hatten Employment Agreement replaces the employment agreement dated as of July 15, 2015 between Ms. Hatten, on the one hand, and Avadel Legacy Pharmaceuticals, LLC (formerly known as Éclat Pharmaceuticals LLC) and Flamel Technologies S.A. (which merged into the Company on December 31, 2016), on the other hand.

The Hatten Employment Agreement has a one-year term, subject to automatic one-year extensions unless either the Employer or Ms. Hatten gives notice of non-renewal before the end of the applicable term.  Pursuant to the Hatten Employment Agreement, Ms. Hatten will receive an annual base salary of $305,286, subject to annual review and increase in the sole discretion of the Employer, and will be eligible to receive an annual bonus of up to 40% of her base salary based on achievement by Ms. Hatten of certain business and individual performance objectives as well as the performance of the Company against its objectives.  Ms. Hatten may be granted equity-based awards under the Company's equity incentive plans or similar programs maintained by the Company in effect from time to time in the discretion of the Company.

The Hatten Employment Agreement provides that Ms. Hatten will be subject to certain customary covenants relating to confidentiality and non-disparagement as well as non-solicitation of employees, contractors, customers and suppliers.

Under the Hatten Employment Agreement, if Ms. Hatten's employment is terminated, other than within six months before or 18 months after a change in control of either the Employer or the Company, by Ms. Hatten for good reason (as defined in the Hatten Employment Agreement) or by the Company other than for cause (as defined in the Hatten Employment Agreement), she will be entitled to a severance payment equal to the sum of (i) 1.0 times her then-current annual base salary; (ii) all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under Company benefit plans, policies and arrangements; and (iii) if Ms. Hatten elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Company will pay the premiums for such coverage (at coverage levels in effect immediately prior to termination) until the earlier of: (A) the expiration of 12 months after the termination of employment or (B) the date she becomes covered under similar plans of any subsequent employer or is otherwise ineligible for COBRA.

If Ms. Hatten's employment is terminated, within six months before or 18 months after a change in control of either the Employer or the Company, by Ms. Hatten for good reason or by the Company other than for cause (including non-renewal by the Company), she will be entitled to severance benefits as follows: (i) the Employer will pay Ms. Hatten the amounts provided in items (i) and (iii) in the prior paragraph (such amounts, the "Severance Indemnity") plus (x) her target bonus for the fiscal year in which the change of control occurs, or (y) her target bonus for the fiscal year in which the termination of employment occurs; or (z) her actual bonus during the calendar year prior to the calendar year during which the termination of employment occurs, whichever of (x), (y) or (z) is highest; (ii) the Employer will pay Ms. Hatten the payments described in item (ii) of the prior paragraph; and (iii) upon the later of the change in control or the termination of Ms. Hatten's employment, she shall become immediately vested in full in all outstanding unvested rights under equity awards, including without limitation stock option awards and agreements and unvested or unissued rights to "free shares," restricted share awards and similar rights, to the extent such rights and awards would have vested based solely on her continued employment and the vesting of such rights and awards does not cause any violation of Section 409A of the Internal Revenue Code.

Ms. Hatten's receipt of the Severance Indemnity (whether or not the applicable termination of employment occurs within six months before or 18 months after a change in control of either the Employer or the Company) will be subject to her execution and delivery of a separation and release agreement acceptable to the Company pursuant to which, among other things, she will release all claims against the Company and its affiliates.

The foregoing summary of certain terms of the Hatten Employment Agreement is qualified in its entirety by the terms of the definitive copy thereof which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2017 and is incorporated herein by reference.

Employment Agreement with Phillandas T. Thompson

On August 15, 2017, Avadel Management Corporation (the "Employer"), an indirect wholly owned subsidiary of Avadel Pharmaceuticals plc (the "Company"), entered into an employment agreement with Phillandas T. Thompson (the "Thompson Employment Agreement") pursuant to which Mr. Thompson will be employed as the Senior Vice President, General Counsel and Corporate Secretary of the Employer and the Company.  The Thompson Employment Agreement replaces the employment agreement dated as of July 7, 2015 between Mr. Thompson, on the one hand, and Avadel Legacy Pharmaceuticals, LLC (formerly known as Éclat Pharmaceuticals LLC) and Flamel Technologies S.A. (which merged into the Company on December 31, 2016), on the other hand.

The Thompson Employment Agreement has a one-year term, subject to automatic one-year extensions unless either the Employer or Mr. Thompson gives notice of non-renewal before the end of the applicable term.  Pursuant to the Thompson Employment Agreement, Mr. Thompson will receive an annual base salary of $326,757, subject to annual review and increase in the sole discretion of the Employer, and will be eligible to receive an annual bonus of up to 40% of his base salary based on achievement by Mr. Thompson of certain business and individual performance objectives as well as the performance of the Company against its objectives.  Mr. Thompson may be granted equity-based awards under the Company's equity incentive plans or similar programs maintained by the Company in effect from time to time in the discretion of the Company.

The Thompson Employment Agreement provides that Mr. Thompson will receive an automobile allowance of $750 per month .  Mr. Thompson will also be subject to certain customary covenants relating to confidentiality and non-disparagement as well as non-solicitation of employees, contractors, customers and suppliers.

Under the Thompson Employment Agreement, if Mr. Thompson's employment is terminated, other than within six months before or 18 months after a change in control of either the Employer or the Company, by Mr. Thompson for good reason (as defined in the Thompson Employment Agreement) or by the Company other than for cause (as defined in the Thompson Employment Agreement), he will be entitled to a severance payment equal to the sum of (i) 1.0 times his then-current annual base salary; (ii) all accrued but unpaid bonuses for any completed fiscal year and vacation pay, expense reimbursement and other benefits due under Company benefit plans, policies and arrangements; and (iii) if Mr. Thompson elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA"), the Company will pay the premiums for such coverage (at coverage levels in effect immediately prior to termination) until the earlier of: (A) the expiration of 12 months after the termination of employment or (B) the date he becomes covered under similar plans of any subsequent employer or is otherwise ineligible for COBRA.

If Mr. Thompson's employment is terminated, within six months before or 18 months after a change in control of either the Employer or the Company, by Mr. Thompson for good reason or by the Company other than for cause (including non-renewal by the Company), he will be entitled to severance benefits as follows: (i) the Employer will pay Mr. Thompson the amounts provided in items (i) and (iii) in the prior paragraph (such amounts, the "Severance Indemnity") plus (x) his target bonus for the fiscal year in which the change of control occurs, or (y) his target bonus for the fiscal year in which the termination of employment occurs; or (z) his actual bonus during the calendar year prior to the calendar year during which the termination of employment occurs, whichever of (x), (y) or (z) is highest; (ii) the Employer will pay Mr. Thompson the payments described in item (ii) of the prior paragraph; and (iii) upon the later of the change in control or the termination of Mr. Thompson's employment, he shall become immediately vested in full in all outstanding unvested rights under equity awards, including without limitation stock option awards and agreements and unvested or unissued rights to "free shares," restricted share awards and similar rights, to the extent such rights and awards would have vested based solely on his continued employment and the vesting of such rights and awards does not cause any violation of Section 409A of the Internal Revenue Code.

Mr. Thompson's receipt of the Severance Indemnity (whether or not the applicable termination of employment occurs within six months before or 18 months after a change in control of either the Employer or the Company) will be subject to his execution and delivery of a separation and release agreement acceptable to the Company pursuant to which, among other things, he will release all claims against the Company and its affiliates.

The foregoing summary of certain terms of the Thompson Employment Agreement is qualified in its entirety by the terms of the definitive copy thereof which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2017 and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVADEL PHARMACEUTICALS PLC
By:            /s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: August 21, 2017
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